Exhibit 10.1

BORROWING BASE AGREEMENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT

BORROWING BASE AGREEMENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of April 6, 2015 (this “Agreement”), to the Credit Agreement, dated as of May 24, 2012 (as amended, amended and restated, modified or supplemented from time to time prior to the date hereof, the “Credit Agreement”), among EPE Acquisition, LLC, a Delaware limited liability company (successor-by-merger to EPE Holdings, LLC) (“Holdings”), EP Energy LLC (f/k/a Everest Acquisition LLC), a Delaware limited liability company and a wholly-owned subsidiary of Holdings (the “Borrower”), the banks, financial institutions and other lending institutions from time to time parties as lenders thereto (each a “Lender” and collectively, the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders, the swingline lender and an issuer of Letters of Credit, and each other Issuing Bank from time to time party thereto.

W I T N E S S E T H:

WHEREAS, the Borrower has (i) provided to the Administrative Agent and the Lenders in accordance with Section 9.14 of the Credit Agreement reserve reports as of December 31, 2014, together with supplemental reserve information, with respect to the Borrower’s Oil and Gas Properties (the “Assets Reserve Report”) and requested that the Borrowing Base under the Credit Agreement be reaffirmed at $2,750,000,000 and (ii) requested that the Scheduled Redetermination of the Borrowing Base for the fall 2015 be completed on or about November 30, 2015 (rather than October 31, 2015, as provided in the Credit Agreement).

WHEREAS, the Borrower has requested that the maturity date under the Credit Agreement be extended from May 24, 2017 to May 24, 2019, subject to an earlier maturity date in the event that, (i) more than $25.0 million of Senior Secured Term Loans are outstanding on the date that is 180 days prior to the maturity date of such Senior Secured Term Loans or (ii) more than $25.0 million of Senior Secured Notes are outstanding on the date that is 180 days prior to the maturity date of such Senior Secured Notes.

WHEREAS, the Administrative Agent and the Lenders party hereto have (i) determined based on the Assets Reserve Report that the Borrowing Base under the Credit Agreement should be reaffirmed at the amounts described above, subject to the conditions set forth in Section 4.1 hereof, and (ii) approved the extension of the maturity date, subject to the conditions set forth in Section 4.2 hereof.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

Section 1.1.                                 Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein or the context otherwise requires.

ARTICLE II

Section 2.1.                                 Redetermination of Borrowing Base.  Effective upon the Agreement Effective Date, and until further adjusted, if at all, pursuant to the next redetermination of the Borrowing

Base in accordance with the provisions of Section 2.14 of the Credit Agreement or otherwise, the amount of the Borrowing Base under the Credit Agreement is hereby reaffirmed at $2,750,000,000.

Section 2.2.                                 Stipulation Regarding Redetermination.  The Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination and adjustment of the Borrowing Base pursuant to this Article II shall constitute the regularly scheduled semi-annual April 2015 redetermination of the Borrowing Base pursuant to Section 2.14 of the Credit Agreement.

Section 2.3.                                 Scheduled Redetermination of Borrowing Base for Fall 2015.  Notwithstanding anything to the contrary in the Credit Agreement (including Section 2.14(b) or Section 9.14 of the Credit Agreement), the parties hereto agree that the Scheduled Redetermination of the Borrowing Base for the Fall 2015 shall be delayed by one month and implemented as follows:  (a) the Reserve Report as of June 30, 2015, and the related Reserve Report Certificate and Engineering Report (each of which the Borrower would otherwise be required to deliver to the Administrative Agent on or before September 30, 2015) shall be delivered the Administrative Agent on or before October 31, 2015; (b) the Administrative Agent shall deliver the Proposed Borrowing Base Notice with respect to the Scheduled Redetermination for the fall 2015 (which would otherwise be delivered to the Lenders on or before October 15, 2015) to the Lenders on or before November 15, 2015; and (c) the redetermined Borrowing Base (which would otherwise be effective on or about October 31, 2015) shall become effective on or about November 30, 2015.  Except for the one month delay in the Scheduled Redetermination of the Borrowing Base for the fall 2015, each of the provisions of the Credit Agreement with respect to any Scheduled Redetermination of the Borrowing Base shall otherwise apply in the same manner as otherwise provided in the Credit Agreement.

ARTICLE III

Section 3.1.                                 Amendments.  If the conditions to effectiveness of this Article III are satisfied in accordance with Section 4.2 below, then the Credit Agreement shall be amended as follows:

(a)                                 Section 1.1 of the Credit Agreement shall be amended by inserting the following definitions in appropriate alphabetical order:

“Secured Notes Early Maturity Test Date” shall mean the date that is 180 days prior to the final maturity of the Senior Secured Notes as in effect on the Amendment Effective Date.

“Term Loan Early Maturity Test Date” shall mean the date that is 180 days prior to the final maturity of the Senior Secured Term Loans as in effect on the Amendment Effective Date.

(b)                                 Section 1.1 of the Credit Agreement shall be amended by deleting the definition of “Initial Maturity Date” contained therein and replacing it with the following:

“Initial Maturity Date” shall mean the seventh anniversary of the Closing Date, or, if such anniversary is not a Business Day, the Business Day immediately following such anniversary; provided that if, (i) on the Term Loan Early Maturity Test Date, the aggregate principal amount of Senior Secured Term Loans that mature 180 days after the Term Loan Early Maturity Test Date exceeds $25.0 million, the Initial Maturity Date shall be the Term Loan Early Maturity Test Date (or, if such date is not a Business Day, the Business Day immediately following such date) and (ii) on the Secured Notes Early

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Maturity Test Date, the aggregate principal amount of Senior Secured Notes that mature 180 days after the Secured Notes Early Maturity Test Date exceeds $25.0 million, the Initial Maturity Date shall be the Secured Notes Early Maturity Test Date (or, if such date is not a Business Day, the Business Day immediately following such date).

ARTICLE IV

Section 4.1.                                 Conditions to Effectiveness.  This Agreement shall become effective (other than the amendments pursuant to Article III above) on the date (the “Agreement Effective Date”) on which:

(a)                                 The Administrative Agent shall have received this Agreement, executed and delivered by a duly authorized officer of each of the Borrower and Holdings and Lenders comprising at least the Required Lenders; and

(b)                                 Each of the Borrower and Holdings shall have confirmed and acknowledged to the Administrative Agent, each Issuing Bank and the Lenders, and by its execution and delivery of this Agreement each of the Borrower and Holdings does hereby confirm and acknowledge to the Administrative Agent, each Issuing Bank and the Lenders, that (i) it shall have taken all necessary organizational action to authorize the execution, delivery and performance of this Agreement, (ii) the Credit Agreement and each other Credit Document to which it or any of its applicable Subsidiaries that are Credit Parties is a party constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law) and (iii) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents.

The Administrative Agent shall notify the Borrower and the Lenders of the Agreement Effective Date, and such notice shall be conclusive and binding.  Notwithstanding the foregoing, the Agreement Effective Date shall not occur unless each of the foregoing conditions is satisfied (or waived) at or prior to 2:00 p.m., New York City time, on April 15, 2015 (and, in the event such conditions are not so satisfied or waived, the amendments contemplated hereby shall be null and void).

Section 4.2.                                 Conditions to Effectiveness of Amendments in Article III.  The amendments in Article III of this Agreement shall become effective on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received (x) counterparts of this Agreement executed by (in addition to counterparts of this Agreement executed by the Administrative Agent, the Collateral Agent, the Borrower and Holdings (together with the Borrower, the “Amendment Parties”)) each other Credit Party and all of the Lenders and (y) each of the following certificates and opinions:

(a)                                 a copy of a certificate as to the good standing of each of the Amendment Parties as of a recent date from the Secretary of State of the State of Delaware;

(b)                                 a certificate of the Secretary or Assistant Secretary of each of the Amendment Parties dated the Amendment Effective Date and certifying:

(i)                                     that attached thereto is the certificate of formation, including all amendments thereto, of such Amendment Party certified as of a recent date by the Secretary of State of the State of Delaware and no action has been taken by such Amendment

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Party for the purpose of effecting an amendment to its certificate of formation since such recent date,

(ii)                                  that attached thereto is a true and complete copy of the operating agreement of such Amendment Party,

(iii)                               that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of the ultimate sole member of such Amendment Party authorizing the execution, delivery and performance of this Agreement and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Amendment Effective Date,

(iv)                              as to the incumbency and specimen signature of the officer executing this Agreement or any other document delivered in connection herewith on behalf of such Amendment Party, and

(v)                                 as to the absence of any pending proceeding for the dissolution or liquidation of such Amendment Party, and

(c)                                  on behalf of itself and the Secured Parties on the Agreement Effective Date, a written opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, special counsel to the Amendment Parties, (A) dated the Amendment Effective Date, (B) addressed to the Administrative Agent, the Collateral Agent, the Lenders and each Issuing Bank and (C) in form and substance reasonably satisfactory to the Administrative Agent (and the Borrower hereby instructs such counsel to deliver such legal opinion).

Section 4.3.                                 Ratification.  Each Credit Party hereby (a) ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the other Credit Documents related thereto, and, in particular, affirms that, after giving effect to this Agreement, the terms of the Security Documents secure, and will continue to secure, all Obligations thereunder, and (b) represents and warrants to the Lenders that as of the effectiveness of this Agreement (i) all of the representations and warranties contained in the Credit Document to which it is a party are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of such date (except where such representations and warranties expressly relate to an earlier date, in which case, such representations and warranties shall have been true and correct in all material respects as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing.

Section 4.4.                                 Continuing Effect; No Other Amendments or Waivers. This Agreement shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement or the other Credit Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein.  Except as expressly waived hereby, the provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect in accordance with their terms.

ARTICLE V

Section 5.1.                                 Counterparts. This Agreement may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

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Section 5.2.                                 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT A SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 5.3.                                 FINAL AGREEMENT.  THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, WHICH SHALL INCLUDE THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first above written.

EPE ACQUISITION LLC (SUCCESSOR TO EPE HOLDINGS LLC)

By:	/s/ Kyle McCuen
Name: Kyle McCuen
Title: Vice President and Treasurer

EP ENERGY LLC (F/K/A EVEREST ACQUISITION LLC)

By:	/s/ Kyle McCuen
Name: Kyle McCuen
Title: Vice President and Treasurer

Signature Page — Fourth Amendment

FOR PURPOSES OF ACKNOWLEDGING AND AGREEING TO ARTICLE III and SECTION 4.3 HEREOF, each of the Subsidiary Guarantors has caused this Agreement to be executed by its officer(s) thereunto duly authorized as of the date first above written.

EVEREST ACQUISITION FINANCE INC.

EP ENERGY GLOBAL LLC

EP ENERGY MANAGEMENT, L.L.C.

EP ENERGY RESALE COMPANY, L.L.C.

EP ENERGY GATHERING COMPANY, L.L.C.

EP ENERGY E&P COMPANY, L.P.

CRYSTAL E&P COMPANY, L.L.C.

By:	/s/ Kyle McCuen
Name: Kyle McCuen
Title: Vice President and Treasurer

Signature Page — Fourth Amendment

JPMORGAN CHASE BANK, N.A., as
Administrative Agent, Collateral Agent and as a Lender

By:	/s/ Jo Linda Papadakis
Name: Jo Linda Papadakis
Title: Authorized Officer

Signature Page — Fourth Amendment

CITIBANK, N.A., as a Lender and Issuing Bank

By:	/s/Phil Ballard
Name: Phil Ballard
Title: Vice President

Signature Page — Fourth Amendment

BMO HARRIS FINANCING, INC., as a Lender

By:	/s/ Matthew Davis
Name: Matthew Davis
Title: Vice President

Signature Page — Fourth Amendment

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as a Lender

By:	/s/Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By:	/s/Sean Macgregor
Name: Sean Macgregor
Title: Authorized Signatory

Signature Page — Fourth Amendment

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

By:	/s/Kirk Tashjian
Name: Kirk L. Tashjian
Title: Director

Signature Page — Fourth Amendment

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Mark Lumpkin Jr.
Name: Mark Lumpkin Jr.
Title: Authorized Signatory

Signature Page — Fourth Amendment

UBS AG, Stamford Branch, as a Lender

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director
Banking Product Services, US

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director
Banking Product Services, US

Signature Page — Fourth Amendment

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robert James
Name: Robert James
Title: Director

Signature Page — Fourth Amendment

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCK, as a Lender

By:	/s/Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

By:	/s/William Reid
Name: William M. Reid
Title: Authorized Signatory

Signature Page — Fourth Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Collin Mayer
Name: Collin Mayer
Title: Assistant Vice President

Signature Page — Fourth Amendment

COMPASS BANK, as a Lender

By:	/s/ Kathleen J. Bowen
Name: Kathleen J. Bowen
Title: Senior Vice President

Signature Page — Fourth Amendment

SOCIETE GENERALE, as a Lender

By:	/s/ Max Sonnonstine
Name: Max Sonnonstine
Title: Director

Signature Page — Fourth Amendment

SUNTRUST BANK, as a Lender

By:	/s/ Chulley Bogle
Name: Chulley Bogle
Title: Vice President

Signature Page — Fourth Amendment

TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:	/s/ Marie Fernandes
Name: Marie Fernandes
Title: Manager

Signature Page — Fourth Amendment

Scotiabanc Inc., as a Lender

By:	/s/ J. F. Todd
Name: J. F. Todd
Title: Managing Director

Signature Page — Fourth Amendment

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Alan Dawson
Name: Alan Dawson
Title: Director

Signature Page — Fourth Amendment

DNB CAPITAL LLC, as a Lender

By:	/s/Joe Hykle
Name: Joe Hykle
Title: Senior Vice President

By:	/s/Jamie Grubb
Name: Jamie Grubb
Title: Vice President

Signature Page — Fourth Amendment

BANK OF AMERICA, NA, as a Lender

By:	/s/ Bryan Heller
Name: Bryan Heller
Title: Director

Signature Page — Fourth Amendment

ING CAPITAL LLC, as a Lender

By:	/s/Scott Lamoreaux
Name: Scott Lamoreaux
Title: Director

By:	/s/John Strong
Name: John Strong
Title: Director

Signature Page — Fourth Amendment

MIZUHO BANK, LTD., as a Lender

By:	/s/ James Fayen
Name: James R. Fayen
Title: Deputy General Manager

Signature Page — Fourth Amendment

CITIZENS BANK, N.A., as a Lender

By:	/s/ Scott Donaldson
Name: Scott Donaldson
Title: Senior Vice President

Signature Page — Fourth Amendment

SUMITOMO LITSUI BANKING CORPORATION, as a Lender

By:	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

Signature Page — Fourth Amendment

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Sherwin Brandford
Name: Sherwin Brandford
Title: Director

Signature Page — Fourth Amendment

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

Signature Page — Fourth Amendment

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

Signature Page — Fourth Amendment

MUFG UNION BANK, N.A., as a Lender

By:	/s/ Brian Hawk
Name: Brian Hawk
Title: Vice President

Signature Page — Fourth Amendment

COMERICA BANK, as a Lender

By:	/s/ Jeffery Treadway
Name: Jeffery Treadway
Title: Senior Vice President

Signature Page — Fourth Amendment

NOMURA CORPORATE FUDNING AMERICAS, LLC, as a Lender

By:	/s/ Andrew Keith
Name: Andrew Keith
Title: Executive Director

Signature Page — Fourth Amendment